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                                                                    EXHIBIT 31.2

                                 CERTIFICATIONS

I, Gregory P. Guidroz, certify that:

         1.   I have reviewed this annual report on 10-K of Tanox, Inc.;

         2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

         3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of Tanox, Inc. as of, and for, the periods presented in this report;

         4. Tanox's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for Tanox, Inc. and have:

                       c)   Designed such disclosure controls and
                            procedures, or caused such disclosure
                            controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

                       d) Evaluated the effectiveness of Tanox, Inc.'s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

                       e)   Disclosed in this report any change in
                            Tanox, Inc.'s internal control over
                            financial reporting that occurred during
                            Tanox, Inc.'s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, Tanox, Inc.'s internal control over financial reporting; and

         5. Tanox's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

                       f) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Tanox, Inc.'s ability to record, process, summarize and report financial information; and

                       g) Any fraud, whether or not material, that involves management or other employees who have a significant role in Tanox, Inc.'s internal control over financial reporting.

Date: March 15, 2004                               By: /s/ Gregory P. Guidroz
                                                       -------------------------
                                                           Gregory P. Guidroz
                                                       Vice President of Finance